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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: February 17, 1998

                                   FINA, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                   1-4014              13-1820692
           (State or other          (Commission File       (I.R.S. Employer
           Jurisdiction of               Number)            Identification
           Incorporation)                                      Number)


                                 P. O. Box 2159
                              Dallas, Texas 75221
               (Address of principal executive offices, Zip Code)

              Registrant's telephone number, including area code:
                                 (214) 750-2400
                                 --------------
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Item 5.       OTHER EVENTS

              The Company announced its intention to enter into a negotiated merger agreement with Petrofina Delaware, Incorporated and others whereby the Company would become a wholly-owned indirect subsidiary of PetroFina S.A. The Board of Directors of the Company has approved the execution of a definitive merger agreement attached hereto as Exhibit 2(B) containing customary terms and conditions. Each Class A share not owned by Petrofina Delaware, Incorporated would receive the equivalent of $60 per share and a warrant for PetroFina S.A. American Depositary Shares. The Company further updates the matter by the attachment of the Company's News Release issued on February 17, 1998.

Item 7.       Financial Statements and Exhibits


              (c)    Exhibit 2(B)

                     Agreement and Plan of Merger

                     Exhibit 99(A)

                     News Release dated February 17, 1998.
                        (Released by the Company)
FINA, Inc.
(Registrant)


/s/ CULLEN M. GODFREY
------------------------------------------
Cullen M. Godfrey, Senior Vice President,
Secretary and General Counsel



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
   2(B)       Agreement and Plan of Merger

  99(A)       Press Release
